CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Net income	$ 18,233	$ 11,903
Change in unrealized losses on marketable securities, net of tax:
Loss on marketable securities recognized in other comprehensive income, net of tax	(625)	0
Other comprehensive losses related to unrealized loss on marketable securities available-for-sale	(625)
Change in unrealized gains (losses) on cash flow hedges, net of tax:
Gain on derivatives recognized in other comprehensive income	401	1,833
Loss on derivatives (effective portion) recognized in income	(1,602)	(57)
Other comprehensive income (loss), related to unrealized gains on cash flow hedges, net of tax	(1,201)	1,776
Other comprehensive income (loss), net of tax	(1,826)	1,776
Total comprehensive income	$ 16,407	$ 13,679